CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2017
CAPITAL MANAGEMENT
Schedule of capital structure

	2016		2017
	Amount	Portion	Amount	Portion
Short-term debts	911	0.79%	2,289	1.79%
Long-term debts	30,888	26.63%	33,183	25.94%
Total debts	31,799	27.42%	35,472	27.73%
Equity attributable to owners of the parent company	84,163	72.58%	92,467	72.27%
Total	115,962	100.00%	127,939	100.00%

Schedule of debt-to-equity ratio

	2016	2017
Total interest-bearing debts	31,799	35,472
Less: cash and cash equivalents	(29,767)	(25,145)
Net debts	2,032	10,327
Total equity attributable to owners of the parent company	84,163	92,467
Net debt-to-equity ratio	2.41%	11.17%